Parabilis Medicines Appoints Accomplished Drug Development Leader Craig L. Tendler, M.D., to Board of Directors

CAMBRIDGE, Mass., August 25, 2026 – Parabilis Medicines (Nasdaq: PBLS), a clinical-stage biopharmaceutical company dedicated to creating extraordinary medicines for patients with serious diseases by unlocking historically undruggable targets, today announced the appointment of Craig L. Tendler, M.D., to its Board of Directors. Dr. Tendler previously led both clinical development and medical affairs for oncology at Johnson & Johnson. He has served as a scientific advisor to Parabilis Medicines, a role he will continue alongside his Board responsibilities.

“We are delighted to welcome Craig to the Parabilis Board of Directors,” said Mathai Mammen, M.D., Ph.D., Chairman, CEO and President of Parabilis Medicines. “I have known Craig for many years and know the rigor, judgment and creativity he brings. His unparalleled experience guiding innovative medicines from clinical development and global approval through subsequent product adoption and medical affairs will be tremendously valuable to Parabilis as we continue to advance zolucatetide across multiple indications and build our broader pipeline of HeliconTM therapeutics. I consider Craig to be one of the most prolific oncology drug developers in our industry. He has a strategic mind and is driven by patient needs in all that he does.”

“Throughout my career, I have seen the difference that opening new therapeutic avenues can make for patients,” said Dr. Tendler. “I am pleased to join the Board of Parabilis at this pivotal time and complement its efforts to translate clinical insights into strategies that accelerate the development and approval of potentially transformational therapies such as zolucatetide.”

Dr. Tendler brings more than 30 years of experience in oncology drug development and medical affairs, including two decades at Johnson & Johnson, where he held leadership roles across clinical development, medical affairs and business development and most recently served as Global Head of Late-Stage Clinical Development and Global Medical Affairs for Oncology. During his tenure at J&J, he played a key role in securing more than 30 oncology regulatory approvals across prostate cancer (ZYTIGA®, AKEEGA® and ERLEADA®), hematologic malignancies (DARZALEX®, CARVYKTI®, TECVAYLI®, TALVEY®, IMBRUVICA®), lung cancer (RYBREVANT®) and bladder cancer (BALVERSA®), as well as 13 FDA Breakthrough Therapy designations and approvals for 15 New Molecular Entities (NMEs). He also worked closely with clinical and commercial teams to support the practical adoption of many of these practice-changing medicines through medical affairs data generation activities in collaboration with academic and community-based investigators. Dr. Tendler also played an integral role in securing major oncology business development transactions and collaborations, including J&J’s acquisitions of Cougar Biotechnology, Aragon Pharmaceuticals and Taris Biomedical and co-development partnerships with Legend Biotech, Pharmacyclics and Genmab.

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Before joining J&J, Dr. Tendler spent nearly a decade at the Schering-Plough Research Institute, where he held positions of increasing responsibility in oncology clinical research. Earlier in his career, he served as an Assistant Professor of Pediatrics and Pediatric Hematology/Oncology at the Mount Sinai School of Medicine and was an NIH physician-scientist grant recipient and research fellow at the National Cancer Institute. He continues to serve as an Adjunct Assistant Professor of Pediatrics at Mount Sinai.

Dr. Tendler currently serves on the Board of Directors of TuHURA Biosciences and Predicta Biosciences and as a scientific advisor for several biotechnology companies. He is also an alternate industry representative to the FDA’s Oncologic Drugs Advisory Committee. He earned his M.D. with high honors from Mount Sinai.

About Parabilis Medicines

Parabilis Medicines (Nasdaq: PBLS) is a clinical-stage biopharmaceutical company dedicated to creating extraordinary medicines for patients with serious diseases by unlocking biologically important targets long considered undruggable. The company has pioneered a new class of alpha-helical peptides – Helicons™ – capable of modulating intracellular proteins that have historically been beyond the reach of conventional medicines. The company’s lead investigational medicine, zolucatetide, is the first and only direct inhibitor of the β-catenin:TCF interaction, a central node in the Wnt/β-catenin pathway that has eluded drug developers for decades. Zolucatetide is being evaluated in the clinic across multiple Wnt/β-catenin-driven diseases, including desmoid tumors, familial adenomatous polyposis (FAP), adamantinomatous craniopharyngioma (ACP), hepatocellular carcinoma (HCC) and a range of other rare and common solid tumor indications. Beyond zolucatetide, Parabilis is pursuing a follow-on β-catenin degrader program and advancing additional Helicon-based programs focused on other challenging targets, including ERG and allosteric ARON in prostate cancer, where we believe our medicines could have life-altering impact. For more information, visit www.parabilismed.com or follow us on LinkedIn.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include, but are not limited to, statements relating to the expected contributions and impact of Dr. Tendler’s contributions to the Company; and other statements regarding the Company’s future plans, objectives, and financial and operational performance.

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Any forward-looking statements in this press release are based on management’s current expectations and beliefs and are subject to a number of risks and uncertainties that could negatively affect the Company’s business, operating results, financial condition and stock value. Factors that could cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this press release include, without limitation: risks relating to the Company’s research and development activities; the Company’s ability to execute on its strategy, including obtaining the requisite regulatory approvals on the expected timeline, if at all; uncertainties relating to preclinical and clinical development activities; the Company’s dependence on third parties to conduct clinical trials, manufacture its product candidates and develop and commercialize its product candidates, if approved; the Company’s ability to attract, integrate and retain key personnel; risks related to the Company’s financial condition and need for substantial additional funds in order to complete development activities and commercialize a product candidate, if approved; risks related to regulatory developments and approval processes of the U.S. Food and Drug Administration and comparable foreign regulatory authorities; risks related to establishing and maintaining the Company’s intellectual property protections; and risks related to the competitive landscape for the Company’s product candidates; as well as other risks and uncertainties described in greater detail in “Risk Factors,” in the Company’s most recent Quarterly Report on Form 10-Q, as well as discussions of potential risks, uncertainties, and other important factors in the Company’s subsequent filings with the Securities and Exchange Commission. Any forward-looking statements represent the Company’s views only as of today and should not be relied upon as representing its views as of any subsequent date. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations or any changes in events, conditions or circumstances on which any such statement is based, except as required by law, and claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Media Contact:

Jessica Freifeld

media@parabilismed.com

Investor Contact:

Tom Kotarakos

investors@parabilismed.com

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